UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Global Eagle Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL EAGLE ACQUISITION CORP.
10900 Wilshire Blvd. Suite 1500
Los Angeles, California 90024

PROXY STATEMENT SUPPLEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD JANUARY 31, 2013

Global Eagle Acquisition Corp. (the “Company” or “Global Eagle”) is providing the following clarification to its definitive proxy statement dated January 16, 2013 and filed with the Securities and Exchange Commission (“SEC”) on January 17, 2013 (the “Proxy Statement”), relating to the special meeting of stockholders to be held on January 31, 2013 to consider and vote upon, among other things, the approval of its previously announced proposed business combination (the “Business Combination”). The purpose of the supplement to the Proxy Statement (the “Proxy Supplement”) is to clarify that, as discussed on page 16 of the Proxy Statement, stockholders of the Company who have properly demanded redemption of their shares of common stock in connection with the consummation of the Business Combination may withdraw such demand for redemption at any time prior to the vote being taken to approve the Business Combination. Due to an inadvertent administrative error, a different time was specified on page 86 of the Proxy Statement, which is corrected below. The date and time by which stockholders may exercise their redemption rights remains 4:30 p.m. Eastern time on Tuesday January 29, 2013.

If you have not already submitted a proxy for use at the special meeting, you are urged to do so promptly. No action in connection with this Proxy Supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy appears on pages 16 and 85 of the Proxy Statement.

This Proxy Supplement is dated January 28, 2013.

SUPPLEMENTAL CLARIFICATION

The following supplemental clarification should be read in conjunction with the Proxy Statement, which should be read carefully and in its entirety.

With respect to the section entitled “Special Meeting in Lieu of 2012 and 2013 Annual Meetings of GEAC Stockholders — Redemption Rights” on page 86, the third full paragraph is hereby amended and restated as follows:

Any demand for redemption, once made, may be withdrawn at any time until ~~4:30 p.m. Eastern time on the day that is one business day prior to the closing of~~ the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required time frame not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION
AND WHERE TO FIND IT

Global Eagle has filed with the SEC a definitive proxy statement in connection with the proposed Business Combination and has mailed the definitive proxy statement and other relevant documents to its stockholders. Global Eagle stockholders and other interested persons are advised to read the definitive proxy statement, and any amendments thereto, in connection with Global Eagle’s solicitation of proxies for the stockholders’ meeting to be held to approve the Business Combination because the proxy statement contains important information about Advanced Inflight Alliance AG (“AIA”), Row 44, Inc. (“Row 44”), Global Eagle and the proposed Business Combination. The proxy statement has been mailed to stockholders of record of Global Eagle as of December 17, 2012. Stockholders may also obtain copies of the proxy statement, as supplemented, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024. Attn.: James A. Graf, Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Global Eagle and its directors and officers may be deemed participants in the solicitation of proxies to Global Eagle’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Global Eagle is contained in the proxy statement relating to the proposed Business Combination.

FORWARD LOOKING STATEMENTS

This press release may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed business combination with Row 44 and AIA, as well as the expected performance, strategies, prospects and other aspects of the businesses of Global Eagle, AIA, Row 44 and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability of Global Eagle to meet NASDAQ’s listing requirements, including the minimum 300 public holders requirement; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Row 44 or the stock purchase agreement for the acquisition of shares of AIA (the “Business Combination Agreements”); (3) the outcome of any legal proceedings that may be instituted against Global Eagle, AIA, Row 44 or others following announcement of the Business Combination Agreements and transactions contemplated therein; (4) the inability to complete the transactions contemplated by the Business Combination Agreements due to the failure to obtain approval of the stockholders of Global Eagle or other conditions to closing in the Business Combination Agreement; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreements; (6) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that AIA and Row 44 may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement filed by Global Eagle with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by Global Eagle. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global Eagle, AIA and Row 44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.